Exhibit 99.1

Vista Gold Corp. Announces $20 Million Royalty with Wheaton Precious Metals Corp. on Mt Todd

Denver, Colorado, December 14, 2023 – Vista Gold Corp. (NYSE American and TSX: VGZ) (“Vista” or the “Company”) is pleased to announce that its wholly-owned subsidiary Vista Gold Australia Pty. Ltd. (“Vista Australia”) has entered into a Royalty Agreement (the “Royalty Agreement”) with an affiliate of Wheaton Precious Metals Corp. (“Wheaton”) dated December 13, 2023, in relation to the Company’s Mt Todd gold project (“Mt Todd” or the “Project”) located in Northern Territory, Australia. All dollar amounts in this news release are in US dollars.

Pursuant to the terms of the Royalty Agreement, Vista Australia granted Wheaton a royalty in the amount of 1% of gross revenue from the sale or disposition of minerals from the Project (the “Royalty”), subject to adjustments in certain circumstances. In consideration for the Royalty, Wheaton will provide Vista with $20 million to advance Mt Todd and for general corporate purposes. The transaction is subject to approval from the Australian government Foreign Investment Review Board (“FIRB”). Wheaton has also been granted a Right of First Refusal on any royalties, streams or pre-pays pertaining to Mt Todd.

Fred Earnest, President and Chief Executive Officer of Vista, commented, “We are pleased with the commitment by Wheaton to enter into this significant funding agreement. This funding provides Vista with the opportunity to demonstrate a development strategy for Mt Todd that requires substantially lower initial capital investment and maintains high returns through staged development.”

"Wheaton is pleased to partner with Vista Australia in advancing the development of Mt Todd, which stands as one of the largest undeveloped gold projects in Australia,” said Randy Smallwood, Wheaton’s President and Chief Executive Officer. “With the successful acquisition of all major operating and environmental permits, we believe Mt Todd represents a significantly de-risked, advanced development-stage gold project that we welcome into our global portfolio.”

Transaction Overview

The Royalty Agreement provides for Vista Australia to receive a total of $20 million in three installments. The first installment of $3 million is expected to be received by December 31, 2023. A second installment of $7 million is expected to be received upon receipt of FIRB approval and registration of security interests. The final installment of $10 million is to be received six months from the date of the first installment providing Vista Australia has commenced a drilling program at Mt Todd. Each installment is subject to other customary conditions, representations and warranties.

The Royalty is at a rate of 1% of gross revenue from the Project if the completion objectives for the Project are achieved by April 1, 2028. Thereafter, the Royalty shall increase annually at a rate of up to 0.13% to a maximum Royalty rate of 2%. Any annual increases after April 1, 2028 shall be reduced on a pro rata basis to the extent that Mt Todd has initiated operations but has yet to achieve the agreed completion objectives.

The Royalty rate, the annual increase percentage, and maximum Royalty rate can each be reduced by one-third upon the occurrence of one of the following events: (i) a change of control of Vista Australia occurs prior to April 1, 2028 and Vista Australia provides timely notice and payment to Wheaton of certain amounts; or (ii) payment to Wheaton of the applicable Royalty associated with Vista Australia delivering 3.47 million gold ounces to a third party.

About Vista Gold Corp.

Vista is a gold project developer. The Company’s flagship asset is the Mt Todd gold project located in the mining friendly jurisdiction of Northern Territory, Australia. Situated approximately 250 km southeast of Darwin, Mt Todd is one of the largest and most advanced undeveloped gold projects in Australia and has the potential to be one of the top five gold producers in Australia. All major environmental and operating permits necessary to initiate development of Mt Todd are in place.

Mt Todd benefits from its location in a leading mining jurisdiction and demonstrates multiple opportunities to add value through growth of mineral resources, staged development, and other value adding and de-risking activities.

For further information about Vista or the Mt Todd Gold Project, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185 or visit the Company’s website at www.vistagold.com.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this news release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that this funding provides Vista with the opportunity to demonstrate a development strategy for Mt Todd that requires substantially lower initial capital investment and maintains high returns through staged development; our expectation that the first installment of $3 million is to be received by December 31, 2023, the second installment of $7 million is to be received upon receipt of FIRB approval and registration of security interests, and the final installment of $10 million is to be received six months from the date of the first installment providing Vista Australia has commenced a drilling program at Mt Todd; our belief that Mt Todd benefits from its location in a leading mining jurisdiction; our belief that Mt Todd demonstrates multiple opportunities to add value through growth of mineral resources, staged development, and other value adding and de-risking activities; our belief that Mt Todd is one of the largest and most advanced undeveloped gold projects in Australia and has the potential to be one of the top five gold producers in Australia; and our belief that all major environmental and operating permits necessary to initiate development of Mt Todd are in place are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this news release include the following: our forecasts and expected cash flows; our projected capital and operating costs; our expectations regarding mining and metallurgical recoveries; mine life and production rates; that laws or regulations impacting mine development or mining activities will remain consistent; our approved business plans, our mineral resource and reserve estimates and results of preliminary economic assessments; preliminary feasibility studies and feasibility studies on our projects, if any; our experience with regulators; political and social support of the mining industry in Australia; our experience and knowledge of the Australian mining industry and our expectations of economic conditions and the price of gold. When used in this news release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual

Report on Form 10-K as filed in February 2023, subsequent Quarterly Reports on Form 10-Q, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.